SMARTLINX VOIP NETWORKS PRIVATE LIMITED
BALANCE SHEETS
(Expressed in United States Dollars)

	September 30,	March 31,
	2009	2009
	(Unaudited)	(Audited)

ASSETS

Current assets
Cash (Note 3)	$5,325	$5,669
Receivables	9,749	2,631
Other current assets	481	-

Total current assets	15,555	8,300

Deposit	10,343	9,584

Equipment, net of accumulated amortization (Note 4)	12,869	8,789

Total assets	$38,767	$26,673

LIABILITIES AND SHAREHOLDER’S DEFICIENCY

Current liabilities
Accounts payable and accrued liabilities	$12,434	$4,916
Related party loan (Note 5)	171,314	123,134

Total liabilities	183,748	128,050

Shareholder’s deficiency (Note 6)
Common stock, Indian Rupees 10 par value, 15,000,000 shares
Authorized. Issued and outstanding 10,000 common shares
(March 31, 2009 – 10,000 common shares)	2,223	2,223
Additional paid in capital	15,680	10,540
Accumulated other comprehensive income	12,928	20,466
Deficit	(175,812)	(134,606)

	(144,981)	(101,377)

Total liabilities and shareholder’s deficiency	$38,767	$26,673

Nature of operations and going concern (Note 1)
Commitments (Note 7)
Subsequent Events (Note 8)

The accompanying notes are an integral part of these financial statements.

SMARTLINX VOIP NETWORKS PRIVATE LIMITED
STATEMENTS OF OPERATIONS
(Expressed in United States dollars)
(Unaudited)

	Three	Three	Six	Six
	Months	Months	Months	Months
	Ended	Ended	Ended	Ended
	September 30,	September 30,	September 30,	September 30,
	2009	2008	2009	2008

OPERATING REVENUES
Customer equipment	$2,046	$-	$2,046	$-
Telephone services	3,825	3,659	9,792	5,976

	5,871	3,659	11,838	5,976

OPERATING EXPENSES
Direct cost of customer equipment	1,932	-	1,932	-
Direct cost of telephone services	13,072	10,910	27,982	23,170
Selling, general and administrative	9,019	2,746	16,725	2,758
Amortization	541	487	1,265	952

	24,564	14,143	47,904	26,880

Operating loss	(18,693)	(10,484)	(36,066)	(20,904)
Interest expense	3,185	3,126	5,140	3,891

Net loss for the period	(21,878)	(13,610)	(41,206)	(24,795)

OTHER COMPREHSIVE INCOME (LOSS)
Foreign currency translation adjustment	(15,131)	8,755	(7,556)	13,006

COMPREHENSIVE LOSS	$(37,009)	$(4,855)	$(48,762)	$(11,789)

Basic and diluted net loss per share	$(2.19)	$(1.36)	$(4.12)	$(2.48)

Weighed average number of common shares
outstanding	10,000	10,000	10,000	10,000

The accompanying notes are an integral part of these financial statements.

SMARTLINX VOIP NETWORKS PRIVATE LIMITED
STATEMENT OF STOCKHOLDERS' DEFICIENCY
(Expressed in United States dollars)
(Unaudited)

	Number		Additional	Comprehensive
	of	Share	Paid in	Income/
	Shares	Capital	Capital	(Loss)	Deficit	Total

At March 31, 2009	10,000	$2,223	$10,540	$20,466	$(134,606)	$(101,377)

Interest Expense			5,140			5,140

Cummulative Translation adjustment				(7,538)		(7,538)

Net loss for the period					(41,206)	(41,206)

At September 30, 2009	10,000	$2,223	$15,680	$12,928	$(175,812)	$(144,981)

The accompanying notes are an integral part of these financial statements.

SMARTLINX VOIP NETWORKS PRIVATE LIMITED
STATEMENT OF CASH FLOW
(Expressed in United States Dollars)
(Unaudited)

	Six	Six
	Months	Months
	Ended	Ended
	September 30,	September 30,
	2009	2008

CASH FLOWS FROM OPERATING ACTIVITIES
Loss for the period	$(41,206)	$(24,795)
Adjust for non-cash items:
Amortization	1,265	952
Interest expense	5,140	3,891
Changes in non-cash working capital items:
Increase in receivables	(7,118)	335
Increase in other current assets	(481)	(153)
Increase accounts payable and accrued liabilities	7,518	(8,718)

Net cash used in operating activities	(34,882)	(28,488)

CASH FLOWS FROM INVESTING ACTIVITIES
Equipment purchases	(4,649)	-

Net cash used in investing activities	(4,649)	-

CASH FLOWS FROM FINANCING ACTIVITIES
Increase in unsecured loans	36,141	13,214

Net cash used in financing activities	36,141	13,214

Effect of exchange rate on cash	3,046	15,967

Increase (decrease) in cash for the period	(344)	693

Cash, beginning of period	5,669	3,886

Cash, end of period	$5,325	$4,579

Cash paid during the period for interest	$-	$-

Cash paid during the period for income taxes	$-	$-

Supplemental disclosure with respect to cash flows:

During the period ended September 30, 2009, the Company accrued interest expense of $5,140 (2008 -$3,891) on the related party loan as additional paid in capital.

There were no other significant non-cash transactions for the periods ended Sepetember 30, 2009 and 2008.

The accompanying notes are an integral part of these financial statements.

SMARTLINX VOIP NETWORKS PRIVATE LIMITED
NOTES TO THE FINANCIAL STATEMENTS
(Expressed in United States Dollars)
September 30, 2009
(Unaudited)

1.	NATURE OF OPERATIONS AND GOING CONCERN

Smartlinx VoIP Networks Limited (the “Company”) is incorporated under the Companies Act of India. The Company’s business has been to provide support services to a related party who provides broadband Voice over Internet Protocol (“VoIP”) telephone services. The Company has also been selling the equipment related to the VoIP telephone services. All of the Company’s current operations are in India.

These financial statements have been prepared with the on-going assumption that the Company will be able to realize its assets and discharge its liabilities in the normal course of business. However, certain conditions noted below raise substantial doubt about the Company’s ability to continue as a going concern. These financial statements do not include any adjustments to the amounts and classifications of assets and liabilities that might be necessary should the Company be unable to continue as a going concern. The Company has incurred operating losses since its inception and has an accumulated deficit at September 30, 2009 of $175,812. The primary source of funds to date has been through related party loans from Nettlinx Limited (“Nettlinx”). Continued operations of the Company are dependent on additional financings and to generate profitable operations in the future as a result of the share exchange described below.

On October 7, 2009, the Company completed a Share Purchase Agreement (the “Share Purchase Agreement”) dated August 20, 2009 with Cignus Ventures Inc (“Cignus”), Smartlinx Acquisition Corp. (“Cignus Sub), David K. Ryan, the sole executive officer and director of Smartlinx at the time of entering into the Share Purchase Agreement, and Citiglobal Ltd. (“Citiglobal”), the sole shareholder of the Company. Under the terms of the Share Purchase Agreement, Citiglobal transferred to Cignus Sub all of its rights, title and interest in and to the Company. In consideration, for the Company, Cignus issued to Citiglobal:

	(a)	3,250,000 shares of its common stock

	(b)	warrants to acquire 4,250,000 shares of its common stock at an exercise price of $0.02 per share until October 6, 2011.

Concurrently, Citiglobal purchased 10,000,000 shares of Cignus’ common stock from Mr. Ryan for aggregate proceeds of $10,000. Completion of the acquisition resulted in the former sole shareholder of the Company holding the majority of Cignus’ issued and outstanding common stock.

On October 13, 2009, Cignus changed its name to Smartlinx Inc. To effect the Name Change, Cignus completed a merger of Cignus Sub, with and into Cignus, with Smartlinx Inc. continuing as the sole surviving entity.

2.	SIGNIFICANT ACOCUNTING POLICIES

The financial statements of the Company have been prepared in conformity with generally accepted accounting principles in the United States of America and are stated in U.S. dollars. The significant accounting policies adopted by the Company are as follows:

Basis of Preparation

The accompanying Financial Statements are reported in US Dollars (USD). The Indian Rupee (INR) is the functional currency for the Company. The translation of the functional currency into USD is performed for assets and liabilities using the exchange rates in effect at the balance sheet date and for revenues, costs and expenses using weighted average exchange rates prevailing during the reporting periods. Adjustments resulting from the translation of functional currency financial statements to reporting currency are accumulated and reported as accumulated other comprehensive income, a separate component of shareholder’s equity.

SMARTLINX VOIP NETWORKS PRIVATE LIMITED
NOTES TO THE FINANCIAL STATEMENTS
(Expressed in United States Dollars)
September 30, 2009
(Unaudited)

2.	SIGNIFICANT ACOCUNTING POLICIES (cont’d…)

Foreign Currency Translation

Transactions in foreign currency are recorded at the exchange rate prevailing on the date of transaction. Monetary assets and liabilities denominated in foreign currencies are expressed in functional currency at the exchange rates in effect at the balance sheet date. Revenues, costs and expenses are recorded using exchange rates prevailing on the date of transaction. Gain or losses resulting from foreign currency transactions are included in the statement of operations.

Use of estimates

The preparation of financial statements in conformity with US GAAP requires Management to make estimates and assumptions that affect the amounts reported in the financial statement and accompanying notes. Theses estimates are based on information available as of date of the financial statements. Actual results, therefore, could differ from those estimates.

Cash and cash equivalents

The company considers all highly liquid instruments with a maturity of three months or less when purchased to be cash equivalents. Cash and claims to cash that are restricted as to withdrawal or used in ordinary course of business are classified as restricted cash and cash equivalents under other current assets.

Receivables

Receivables are primarily amounts due from customers. They are stated at their estimated net realizable value. No allowance has been provided for the receivables as of September 30, 2009 and March 31, 2009.

Equipment

Equipment is stated at historical cost, less accumulated depreciation; however these are re-stated in USD using the closing exchange rate.

Equipment costing less than US $100 is depreciated fully in the year of purchase. Depreciation is provided on a straight line basis at the following rates:

Computer Equipment –20%
Furniture & Fixtures – 5%

Income Taxes

Income taxes are accounted for under the asset and liability method. Deferred tax assets and liabilities are recognized for the future consequences attributable to differences between financial statement carrying amount of existing assets and liabilities and their respective tax bases. Deferred tax assets and liabilities are measured using enacted rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. The effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that includes the enactment date.

SMARTLINX VOIP NETWORKS PRIVATE LIMITED
NOTES TO THE FINANCIAL STATEMENTS
(Expressed in United States Dollars)
September 30, 2009
(Unaudited)

2.	SIGNIFICANT ACOCUNTING POLICIES (cont’d…)

Revenue recognition:

Operating revenues consists of telephony support services revenues and customer equipment (which enables the telephony services). The point in time at which revenues are recognized is determined in accordance with ASC 605- 10 and 605-50 formerly Staff Accounting Bulletin No. 104, Revenue Recognition, and Emerging Issues Task Force Consensus No. 01-9, Accounting for Consideration Given by a Vendor to a Customer (Including a Reseller of the Vendor’s Products) (“EITF No. 01-9”). Revenues are recorded as follows:

Telephony support services revenue

The Company provides support services to Nettlinx that earns telephony service revenues. The support services is a fixed monthly fee and is recognized at the end of each month once the service has been provided and collection is reasonably estimated.

Customer equipment

Customer equipment consists of revenues from sales of equipment directly to customers, and is earned once the equipment has been delivered, and collection is reasonably estimated.

Direct cost of telephony services

Direct costs of telephony services consists of personnel costs. For the six months ended September 30, 2009 and 2008, these personnel costs amounted to $27,982 and $23,170 respectively.

Direct cost of customer equipment

Direct cost of customer equipment consists of the original purchase price of the equipment. For the six months ended September 30, 2009 and 2008, these costs amounted to $1,932 and $Nil, respectively.

Fair value of financial instruments

The Company's financial instruments consist of cash, receivables, deposit, accounts payable and accrued liabilities, and related party loan. The Company’s financial instruments are exposed to currency risks as they are denominated in Indian Rupees. The related party loan has a fixed interest rate term, and accordingly the Company does not believe it has significant interest rate risk. The Company’s deposit is with a major Indian bank and has a fixed interest rate of 8% and matures on February 14, 2012. The Company believes its credit risk is low as it maintains cash in reputable banks in India, and monitors its receivables regularly. The fair value of these financial instruments approximates their carrying values, unless otherwise noted.

The Company measures the fair value of financial assets and liabilities based on the guidance of ASC 820 formerly SFAS No. 157, “Fair Value Measurements,”which defines fair value, establishes a framework for measuring fair value, and expands disclosures about fair value measurements. The Company adopted the provisions of ASC 820 for financial assets and liabilities, as well as for any other assets and liabilities that are carried at fair value on a recurring basis as well as for non-financial assets and liabilities that are required to be measured at fair value. The adoption of the provisions of ASC 820 did not materially impact the Company’s financial position and results of operations.

SMARTLINX VOIP NETWORKS PRIVATE LIMITED
NOTES TO THE FINANCIAL STATEMENTS
(Expressed in United States Dollars)
September 30, 2009
(Unaudited)

2.	SIGNIFICANT ACOCUNTING POLICIES (cont’d…)

Fair value of financial instruments (cont’d…)

ASC 820 defines fair value as the exchange price that would be received for an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants on the measurement date. ASC 820 also establishes a fair value hierarchy, which requires an entity to maximize the use of observable inputs and minimize the use of unobservable inputs when measuring fair value. ASC 820 describes three levels of inputs that may be used to measure fair value:

Level 1 – quoted prices in active markets for identical assets or liabilities

Level 2 – quoted prices for similar assets and liabilities in active markets or inputs that are observable
Level 3 – inputs that are unobservable (for example cash flow modeling inputs based on assumptions)

The Company’s cash and deposit are classified within Level 1 of the fair value hierarchy because it is valued using quoted market prices in active markets.

Net income (loss) per share

Basic net income (loss) per share is computed by dividing the net income (loss) for the period by the weighted average number of shares of common stock outstanding during the period. Diluted earnings per share takes into consideration shares of common stock outstanding (computed under basic earnings per share) and potentially dilutive shares of common stock. As of September 30, 2009 and 2008, there were no potentially dilutive securities outstanding.

Comprehensive income (loss)

The Company has adopted ASC 220 formerly SFAS 130 “Reporting of Comprehensive Income,” which establishes guidelines for the reporting and display of comprehensive income (loss) and its components in financial statements. Comprehensive income (loss) includes foreign currency translation adjustments.

Recoverability of Long Lived Assets

US GAAP requires that the recoverable amount of an asset, including equipment, should be estimated whenever there is an indication that the asset may be impaired. The company, at each balance sheet date and whenever indications of impairment arise, evaluates the recoverability of the carrying amount of its long lived assets through an assessment of the estimated future undiscounted cash flows related to those assets. In the event that assets are found to be carried at amounts, which are in excess of estimates gross future cash flows, the carrying value of the related asset or group of assets is reduced by which the carrying value exceeds the fair value.

SMARTLINX VOIP NETWORKS PRIVATE LIMITED
NOTES TO THE FINANCIAL STATEMENTS
(Expressed in United States Dollars)
September 30, 2009
(Unaudited)

2.	SIGNIFICANT ACOCUNTING POLICIES (cont’d…)

Recent Accounting Pronouncements

During the third quarter of 2009, the Company adopted the FASB Accounting Standards Codification and the Hierarchy of Generally Accepted Accounting Principles in accordance with FASB ASC Topic 105,”Generally Accepted Accounting Principles”(the Codification). The Codification has become the source of authoritative U.S. generally accepted accounting principles (GAAP) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (SEC) under authority of federal securities laws are also sources of authoritative GAAP for SEC registrants. Effective with the Company’s adoption on July 1, 2009, the Codification has superseded all prior non-SEC accounting and reporting standards. All other non-grandfathered non-SEC accounting literature not included in the Codification has become non- authoritative. As the adoption of the Codification only affected how specific references to GAAP literature have been disclosed in the notes to the Company’s financial statements, it did not result in any impact on the Company’s results of operations, financial condition, or cash flows.

In September 2009, the FASB issued authoritative guidance regarding multiple-deliverable revenue arrangements. This guidance addresses how to separate deliverables and how to measure and allocate consideration to one or more units of accounting. Specifically, the guidance requires that consideration be allocated among multiple deliverables based on relative selling prices. The guidance establishes a selling price hierarchy of (1) vendor-specific objective evidence, (2) third-party evidence and (3) estimated selling price. This guidance is effective for annual periods beginning after June 15, 2010 but may be early adopted as of the beginning of an annual period. The Company is currently evaluating the effect that this guidance will have on its financial position and results of operations.

ASC 855-10-20, “Subsequent Events” establishes accounting and reporting standards for events that occur after the balance sheet date but before financial statements are issued or are available to be issued and requires the disclosure of the date through which a company has evaluated subsequent events. This statement is effective for the Company’s third quarter ended September 30, 2009 and the adoption did not have an impact on the financial statements. See Note 8 for the required disclosures.

In April 2009, the FASB issued ASC 820-10-65 formerly FASB Staff Position FAS 157-4, “Determining Fair Value When the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions That Are Not Orderly” (“FSP 157-4”). This provides significant guidance for determining when a market has become inactive as well as guidance for determining whether transactions are not orderly. It also provides guidance on the use of valuation techniques and the use of broker quotes and pricing services. It reiterates that fair value is based on an exit price and also that fair value is market-driven and not entity-specific. The accounting standard of codification applies to all assets and liabilities within the scope of ASC 820 and is effective for all interim and annual periods ending after June 15, 2009. The adoption of ASC 820-10-65 did not have a material effect on the Company’s results of operations, financial position, and cash flows.

In April 2009, the FASB issued ASC 320-10-65, formerly FASB Staff Position FAS 115-2, FAS 124-2 and EITF 99- 20-2, “Recognition and Presentation of Other-Than-Temporary Impairments” (“FSP 115-2”). This accounting standard provides guidance related to determining the amount of an other-than-temporary impairment (OTTI) of debt securities and prescribes the method to be used to present information about an OTTI in the financial statements. It is effective for all interim and annual periods ending after June 15, 2009. The adoption of ASC 320-10-65 did not have a material effect on the Company’s results of operations, financial position, and cash flows.

SMARTLINX VOIP NETWORKS PRIVATE LIMITED
NOTES TO THE FINANCIAL STATEMENTS
(Expressed in United States Dollars)
September 30, 2009
(Unaudited)

2.	SIGNIFICANT ACOCUNTING POLICIES (cont’d…)

Recent Accounting Pronouncements (cont’d…)

In April 2009, the FASB issued ASC 825-10-65, formerly FASB Staff Position FAS 107-1 and APB 28-1, “Interim Disclosures about Fair Value of Financial Instruments” (“FSP 107-1”), which increases the frequency of fair value disclosures to a quarterly basis instead of an annual basis. The guidance relates to fair value disclosures for any financial instruments that are not currently reflected on the balance sheet at fair value. This ASC is effective for interim and annual periods ending after June 15, 2009. The adoption of ASC 825-10-65 did not have a material effect on the Company’s results of operations, financial position, and cash flows.

3.	CASH

Cash consists of:

	September 30,	March 31,
	2009	2009

Cash on hand	$2,248	$2,076
Cash at bank	3,077	3,593

	$5,325	$5,669

Restricted Cash and cash equivalents

The Company does not have any cash and cash equivalents that are pledged with any authority or institution and are restricted for use. The Company currently has a deposit with an Indian bank for 500,000 ($10,343) Rupees with 8% interest, which matures on February 13, 2012.

4.	EQUIPMENT

		Accumulated
	Cost	Amortization	Net

September 30, 2009
Computer equipment	$13,562	$4,616	$8,946
Furniture and fixtures	4,448	525	3,923

	$18,010	$5,141	$12,869

March 31, 2009
Computer equipment	$11,805	$3,532	$8,273
Furniture and fixtures	575	59	516

	$12,380	$3,591	$8,789

SMARTLINX VOIP NETWORKS PRIVATE LIMITED
NOTES TO THE FINANCIAL STATEMENTS
(Expressed in United States Dollars)
September 30, 2009
(Unaudited)

5.	RELATED PARTY LOAN AND TRANSACTIONS

The Company has entered into transactions with Nettlinx as follows:

	Six Months	Year
	Ended	Ended
	September 30,	March 31,
	2009	2009

Sales to Nettlinx and its customers	$9,792	$26,866
Unsecured loan from Nettlinx	171,314	123,134

The Unsecured loan from Nettlinx is a line of credit of up to 10,000,000 Rupees. As of September 30, 2009, 8,399,000 Rupees were drawn from the line of credit (March 31, 2009 – 6,423,910 ). The loan bore an interest rate of 6% per annum and was payable at the end of the term, which is November 18, 2009. Nettlinx waived the required payment of interest for the period presented. The Company has accounted for the interest expense as a shareholder contribution and is included in additional paid in capital as of September 30, 2009. and March 31, 2009.

The Company has reviewed its related party transactions and balances and has concluded that these transactions are measured at the exchange amounts and under normal commercial terms and that the transactions would have been the same had the parties been non-related.

6.	SHAREHOLDERS’ DEFICIENCY

The Company is authorized to issue 15,000,000 common shares of 10 Rupees par value common stock. Each holder of common stock has the right to one vote. Shares of common stock are not subject to any redemption or sinking fund provisions, nor do they have any preemptive, subscription or conversion rights. Holders of common stock are entitled to receive dividends whenever funds are legally available and when declared by the board of directors, subject to the prior rights of holders of all classes of stock outstanding having priority rights as to dividends. No dividends have been declared or paid as of September 30, 2009 and March 31, 2009.

The Company has to date issued 10,000 common shares at the par value of 10 Rupees per common share.

7.	COMMITMENTS

During the period ended September 30, 2009 the Company entered into an agreement with Bharat Sanchar Nigam Limited (“BSNL”), a government of India enterprise whereby the Company will provide Video Tutor Services (“VTS”) to broadband subscribers of BSNL. Under the terms of the agreement, the Company is entitled to 60% of the gross revenues earned and BSNL will receive 40%. For the years presented, no revenues were earned from VTS.

SMARTLINX VOIP NETWORKS PRIVATE LIMITED
NOTES TO THE FINANCIAL STATEMENTS
(Expressed in United States Dollars)
September 30, 2009
(Unaudited)

8.	SUBSEQUENT EVENTS

On October 7, 2009, the Company completed a Share Purchase Agreement (the “Share Purchase Agreement”) dated August 20, 2009 with Cignus Ventures Inc (“Cignus”), Smartlinx Acquisition Corp. (“Cignus Sub), David K. Ryan, the sole executive officer and director of Smartlinx at the time of entering into the Share Purchase Agreement, and Citiglobal Ltd. (“Citiglobal”), the sole shareholder of the Company. Under the terms of the Share Purchase Agreement, Citiglobal transferred to Cignus Sub all of its rights, title and interest in and to the Company. In consideration, for the Company, Cignus issued to Citiglobal:

(a)	3,250,000 shares of its common stock

(b)	warrants to acquire 4,250,000 shares of its common stock at an exercise price of $0.02 per share until October 6, 2011.

Concurrently, Citiglobal purchased 10,000,000 shares of Cignus’ common stock from Mr. Ryan for aggregate proceeds of $10,000. Completion of the acquisition resulted in the former sole shareholder of the Company holding the majority of Cignus’ issued and outstanding common stock.

On October 13, 2009, Cignus changed its name to Smartlinx Inc. To effect the Name Change, Cignus completed a merger of Cignus Sub, with and into Cignus, with Smartlinx Inc. continuing as the sole surviving entity.